UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2015

Celsus Therapeutics Plc

(Exact name of registrant as specified in its charter)

England and Wales	001-36288	98-1034922
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Gridiron Building

One Pancras Square

C/O Pearl Cohen Zedek Latzer Baratz UK LLP

London, N1C 4AG, United Kingdom

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +44-203-318-3004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.l to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation that will be used by Celsus Therapeutics Plc (“Celsus”) in making presentations to certain existing and potential stockholders of the Company with respect to the proposed acquisition (the “Business Combination”) of Volution Immuno Pharmaceuticals SA (“Volution”). In accordance with General Instruction B.2 on Form 8-K, the information set forth in this Item 7.01 and the investor presentation attached to this report as Exhibit 99.1 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

Item 8.01.	Other Events

Important Information and Where to Find It

Celsus and Volution and certain of their directors and executive officers may become participants in solicitation of proxies from Celsus shareholders in connection with the proposed transaction. Additional Information regarding persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the Celsus shareholders in connection with the proposed transaction, and who have interests, whether as security holders, directors or employees of Celsus or Volution or otherwise, which may be different from those of Celsus shareholders generally, will be provided in the proxy statement and other materials to be filed with the SEC.

Each member of Celsus's board of directors and Celsus's executive officers, and Volution's board of directors and Volution's executive officers may be deemed “participants” in the solicitation of proxies from the Celsus shareholders in connection with the proposed transaction.

Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement referred to above. Additional information regarding Celsus's directors' and executive officers' respective interests in Celsus by security holdings or otherwise is set forth in Celsus's proxy statement relating to the 2015 annual meeting of stockholders filed with the SEC on May 28, 2015.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. A definitive proxy statement and a proxy card will be filed with the SEC and will be mailed to Celsus's shareholders seeking any required shareholder approvals in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT CELSUS MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Shareholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Celsus with the SEC in connection with the proposed transaction at the SEC's website (http://www.sec.gov), at Celsus's website or by writing to Dov Elefant, CFO, Celsus Therapeutics Plc. at 24 West 40th Street, 8th Floor, New York, NY 10018.

Cautionary Note Regarding Forward-Looking Statements

The investor presentation attached hereto as Exhibit 99.1 contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control.

Risks and uncertainties for Celsus and Volution and of the combined company include, but are not limited to: inability to complete the proposed business combination transaction; liquidity and trading market for ADSs prior to and following the consummation of the proposed transaction and any proposed financing; costs and potential litigation associated with the proposed transaction; failure or delay in obtaining required approvals by the SEC or any other governmental or quasi-governmental entity necessary to consummate the proposed transaction, including our ability to file an effective proxy statement in connection with the proposed transaction, which may also result in unexpected additional transaction expenses and operating cash expenditures on the parties; an inability or delay in obtaining required regulatory approvals for product candidates, which may result in unexpected cost expenditures; risks inherent in drug development in general; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; failure to realize any value of certain product candidates developed and being developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; inability to develop new product candidates and support existing products; the approval by the FDA and EMA and any other similar foreign regulatory authorities of other competing or superior products brought to market; risks resulting from unforeseen side effects; risk that the market for the combined company's products may not be as large as expected; inability to obtain, maintain and enforce patents and other intellectual property rights or the unexpected costs associated with such enforcement or litigation; inability to obtain and maintain commercial manufacturing arrangements with third party manufacturers or establish commercial scale manufacturing capabilities; unexpected cost increases and pricing pressures; failure to obtain the necessary shareholder approvals or to satisfy other conditions to the closing of the proposed transaction; uncertainties of cash flows and inability to meet working capital needs; cost reductions that may not result in anticipated level of cost savings or cost reductions prior to or after the consummation of the proposed transaction; and risks associated with the possible failure to realize certain benefits of the proposed transaction, including future financial, tax, accounting treatment, and operating results. Many of these factors that will determine actual results are beyond Celsus's, Volution's, or the combined company's ability to control or predict.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in the presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in the presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014 and our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in the presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in the presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of the presentation, except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSUS THERAPEUTICS PLC

Date: July 15, 2015	/s/ Gur Roshwalb
Gur Roshwalb Chief Executive Officer